Investor Relations: Porter, LeVay & Rose, Inc. Andrew Berlin, Account Executive Jeffrey Myhre, VP - Editorial 212-564-4700	Media Contact: Tracee Lee Beebe Marketing & Communications Conversion Services International, Inc. 973-560-9400 tbeebe@csiwhq.com

CONVERSION SERVICES INTERNATIONAL REPORTS THIRD QUARTER GROSS PROFIT SOARS 26%

Third Quarter Operating Expenses Decline More than 35% Year Over Year

EAST HANOVER, NJ, November _, 2007 -- Conversion Services International, Inc. (AMEX: CVN), a premier professional services firm focused on business intelligence and business process optimization solutions to Global 2000 organizations and other businesses, today announced its third quarter and nine month financial results for the period ended September 30, 2007.

FINANCIAL HIGHLIGHTS THIRD QUARTER 2007

•	Operating loss declined 70.6% year over year
•	Gross profit rose 26.8% year over year
•	Operating expenses fell 35.3%
•	Gross profit from services climbed to 29.5% from 19.8% -- an increase of 49%

FINANCIAL HIGHLIGHTS THROUGH SEPTEMBER 2007

•	Operating loss declined 28.1%
•	Gross profit from services rose to 25.4% from 22.3% -- an increase of 13.9%
•	Operating expenses fell 17.7%

Scott Newman, president and CEO of Conversion Services International, stated, “The financial results for the third quarter and nine months to September 30, 2007, show that we are making substantial progress in reducing costs and improving our margins. In the third quarter, we saw a marked improvement in operating expenses, which fell 35.3%, and better margins have boosted gross profit 26.8%. Combined, these efforts have reduced our operating loss by over 70% compared with last year’s third quarter. Overall, our loss from operations, after adjusting out non-cash charges which consist of depreciation, amortization, impairment charges for goodwill and intangible assets, and stock compensation charges, of $329,670 declined by $845,019 from last year’s third quarter loss from operations, as adjusted for the same non-cash charges, of $1,174,689.

- more -

“I think that the case becomes even clearer when we look at consecutive quarters. The reduction in loss from operations from June 30, 2007 to September 30, 2007 was 56.5%. Loss from operations, after adjusting out the same non-cash charges, declined by $185,211, or 36.0% from second quarter 2007’s adjusted loss from operations of $514,881. Also, gross profit was up 11%. The percentage of gross profit from services, including related party services, grew to 29.5% from 25.1%, a 17.5% increase in the gross profit percentage derived from services. Clearly, things have not only turned around, but they are accelerating toward bottom-line success.”
Conversion Services International, Inc.
100 Eagle Rock Avenue • East Hanover, NJ 07936
973.560.9400 • www.csiwhq.com

“What is most significant is the improved margins we are deriving from newer, bigger clients. We have hired more sales people to pursue these opportunities, and we expect to grow the sales staff by an additional 20% before year’s end. In addition, we have refined our service offerings to better address the needs of our clients — holistically focusing on business intelligence and business process optimization —, eliminating some of the less lucrative options. As a result, we generated 30.1% of our third quarter 2007 revenues from business with clients who did not have relationships with us in third quarter 2006. This enhanced business mix provides our clients with full, end-to-end solutions and is likely to continue to improve into 2008.”

He concluded, “Our business mix will continue to evolve, with an increase expected for business intelligence/data warehousing and for strategic consulting - which naturally includes business process optimization—providing clients with both the business intelligence solutions to make strategic business decisions, as well as the ability to act upon those decisions enhancing competitiveness. In the nine months ending September 30, 2007, CSI has seen a marked increase in the number of engagements booked over the same time last year, with business including strategy and assessments, as well as repeat business with our highly-qualified technical and project management professionals. These engagements cover the gamut from financial services and insurance to industrial manufacturing, from retail to business services, and from media and publishing to pharmaceutical and life sciences industries, as well as public sector, energy and utilities organizations, further establishing our recognition and presence in these markets.”

THREE MONTH FINANCIAL RESULTS

Revenues of $5.5 million for the quarter decreased by $0.6 million, or 10.0%, as compared to revenues of $6.1 million for the three months ended September 30, 2006. Cost of revenue was $4.0 million, or 73.3% of revenue for the three months ended September 30, 2007, representing a decrease of $0.9 million, or 18.6%, as compared to $4.9 million, or 81.1% of revenue for the three months ended September 30, 2006.

Gross profit for third quarter 2007 reached $1.45 million up more than $300,000, or 26.8%, against 2006’s third quarter gross profit of $1.15 million. Operating expenses in third quarter 2007 dropped $1.1 million, or 35.3%, to $2.05 million compared with operating expenses of $3.17 million in third quarter 2006. The operating loss shrank to $595,083 in third quarter 2007 from $2.02 million in the same period prior year - a reduction of 70.6%.

For third quarter 2007, the Company reported net loss attributable to common stockholders of $958,426, or $0.01 per fully diluted share. This represents a 53.9% reduction in net loss attributable to common stockholders compared with third quarter 2006’s $2.08 million, or $0.04 per fully diluted share.

- more -

NINE MONTH FINANCIAL RESULTS

For the nine months ended September 30, 2007, revenues decreased 15.5% to $16.5 million, as compared to revenues of $19.5 million for the nine months ended September 30, 2006. Cost of revenue was $12.6 million, or 76.2% of revenue for the nine months ended September 30, 2007, representing a decrease of $2.8 million, or 18.0%, as compared to $15.4 million, or 78.6% of revenue for the nine months ended September 30, 2006.

Conversion Services International, Inc.
100 Eagle Rock Avenue • East Hanover, NJ 07936
973.560.9400 • www.csiwhq.com

Gross profit of $3.9 million for the nine months to September 30, 2007, declined from $4.19 million for the same period in the prior year. Nine month operating expenses fell more than $1.5 million to $7.28 million compared with operating expenses of $8.85 million for the nine months ended September 30, 2006. The operating loss declined to $3.35 million in the nine months to September 30, 2007 from $4.66 million for the same period in the prior year.

For the first nine months of 2007, the Company reported net loss attributable to common stockholders of $8.0 million, or $0.13 per fully diluted share, compared with a loss attributable to common stockholders of $8.50 million, or $0.17 per fully diluted share, for the first nine months of 2006.

About Conversion Services International, Inc.

Conversion Services International, Inc. (CSI) is a leading provider of professional services focusing on strategic consulting, data warehousing, business intelligence, business process reengineering, as well as integration and information technology management solutions. CSI offers an array of products and services to help companies define, develop, and implement the warehousing and strategic use of both enterprise-wide and specific categories of strategic data. CSI's customers include ADP, Coach, Goldman Sachs, Liberty Mutual, Merck, Morgan Stanley, and Pfizer. Information about CSI can be found on the web at http://www.csiwhq.com or by calling its corporate headquarters at 888-CSI-5036.

Note on Forward-Looking Statements

Except for the historical information contained herein, this press release contains, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such statements may include, without limitation, statements with respect to CSI's plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or similar expressions. These statements are based upon the current beliefs and expectations of CSI's management and are subject to significant risks and uncertainties, including the ability of CSI to be in compliance with all applicable American Stock Exchange continued listing requirements, the ability to maintain revenue growth, the ability to locate and acquire other businesses and to successfully integrate such acquisitions, the ability to decrease operating expenses, and those detailed in CSI's filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond CSI's control). CSI undertakes no obligation to update publicly any forward-looking statements.

- FINANCIAL TABLES TO FOLLOW -

Conversion Services International, Inc.
100 Eagle Rock Avenue • East Hanover, NJ 07936
973.560.9400 • www.csiwhq.com

CONVERSION SERVICES INTERNATIONAL, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30,
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006

REVENUE:
Services	$4,786,700	$5,190,322	$14,261,026	$17,178,485
Related party services	438,321	698,739	1,460,265	1,866,680
Reimbursable expenses	232,454	178,082	797,054	497,303
	5,457,475	6,067,143	16,518,345	19,542,468
COST OF REVENUE:
Services (inclusive of stock based compensation of zero and $0.2 million and $0.1 million and $0.3 million for the three and nine months ended September 30, 2007 and 2006, respectively).	3,287,460	4,062,219	10,411,797	13,057,721
Related party services	397,213	660,299	1,316,833	1,736,311
Consultant expenses	318,021	197,762	859,373	561,376
	4,002,694	4,920,280	12,588,003	15,355,408
GROSS PROFIT	1,454,781	1,146,863	3,930,342	4,187,060

OPERATING EXPENSES
Selling and marketing (inclusive of stock based compensation of $0.1 million for the three and nine months ended September 30, 2007 and $0.2 million and $0.4 million for the three and nine months ended September 30, 2006).	877,316	1,167,067	2,600,983	3,565,446
General and administrative (inclusive of stock based compensation of $0.1 million and zero for the three and nine months ended September 30, 2007 and $0.1 million and $0.5 million for the three and nine months ended September 30, 2006).	1,030,437	1,559,658	3,395,334	4,431,923
Lease impairment	-	-	210,765	-
Goodwill impairment	-	245,000	557,055	245,000
Depreciation and amortization	142,111	195,828	518,206	607,477
	2,049,864	3,167,553	7,282,343	8,849,846
LOSS FROM OPERATIONS	(595,083)	(2,020,690)	(3,352,001)	(4,662,786)

Conversion Services International, Inc.
100 Eagle Rock Avenue • East Hanover, NJ 07936
973.560.9400 • www.csiwhq.com

OTHER INCOME (EXPENSE)
Equity in loss from investments	(3,649)	(37,339)	(15,630)	(48,005)
Gain (loss) on financial instruments	-	760,791	19,329	(715,212)
Loss on early extinguishment of debt	-	-	(288,060)	(2,311,479)
Interest expense, net	(194,314)	(605,249)	(3,781,516)	(2,444,795)
	(197,963)	118,203	(4,065,877)	(5,519,491)
LOSS BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	(793,046)	(1,902,487)	(7,417,878)	(10,182,277)
INCOME TAXES	-	-	-	-
NET LOSS FROM CONTINUING OPERATIONS	(793,046)	(1,902,487)	(7,417,878)	(10,182,277)

DISCONTINUED OPERATIONS:
Gain on disposal of discontinued operations	-	-	-	2,050,000
	-	-	-	2,050,000
NET LOSS	(793,046)	(1,902,487)	(7,417,878)	(8,132,277)
Accretion of issuance costs associated with convertible preferred stock	(95,000)	(124,375)	(389,076)	(282,708)
Dividends on convertible preferred stock	(70,380)	(52,640)	(208,099)	(92,223)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(958,426)	$(2,079,502)	$(8,015,053)	$(8,507,208)

Basic net loss per common share from continuing operations	$(0.01)	$(0.04)	$(0.12)	$(0.20)
Basic net income per common share from discontinued operations	$-	$-	$-	$0.04
Basic net loss per common share	$(0.01)	$(0.04)	$(0.12)	$(0.16)
Basic net loss per common share attributable to common stockholders	$(0.01)	$(0.04)	$(0.13)	$(0.17)

Diluted net loss per common share from continuing operations	$(0.01)	$(0.04)	$(0.12)	$(0.20)
Diluted net income per common share from discontinued operations	$-	$-	$-	$0.04
Diluted net loss per common share	$(0.01)	$(0.04)	$(0.12)	$(0.16)
Diluted net loss per common share attributable to common stockholders	$(0.01)	$(0.04)	$(0.13)	$(0.17)
Weighted average shares used to compute net income (loss) per common share:
Basic	73,796,475	51,921,996	63,106,416	51,190,806
Diluted	73,796,475	51,921,996	63,106,416	51,190,806

Conversion Services International, Inc.
100 Eagle Rock Avenue • East Hanover, NJ 07936
973.560.9400 • www.csiwhq.com

CONVERSION SERVICES INTERNATIONAL, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2007	2006
ASSETS	(Unaudited)
CURRENT ASSETS
Cash	$29,479	$668,006
Accounts receivable, net of allowance for doubtful accounts of $330,092 and $279,422 as of September 30, 2007 and December 31, 2006, respectively	3,220,713	3,912,000
Accounts receivable from related parties, net of allowance for doubtful accounts of zero and $8,972 as of September 30, 2007 and December 31, 2006, respectively	326,741	330,006
Prepaid expenses	115,495	132,087
TOTAL CURRENT ASSETS	3,692,428	5,042,099

PROPERTY AND EQUIPMENT, at cost, net	188,148	265,084

OTHER ASSETS
Goodwill; (Note 4)	6,269,650	6,826,705
Intangible assets, net of accumulated amortization of $1,657,637 and $1,265,958 as of September 30, 2007 and December 31, 2006, respectively	875,177	1,266,856
Deferred financing costs, net of accumulated amortization of $95,652 and $52,609 as of September 30, 2007 and December 31, 2006, respectively	14,348	57,391
Discount on debt issued, net of accumulated amortization of $2,053,691 and $1,793,921 as of September 30, 2007 and December 31, 2006, respectively	526,310	786,079
Equity investments	84,952	176,152
Other assets	304,844	110,445
	8,075,281	9,223,628

Total Assets	$11,955,857	$14,530,811

Conversion Services International, Inc.
100 Eagle Rock Avenue • East Hanover, NJ 07936
973.560.9400 • www.csiwhq.com

CONVERSION SERVICES INTERNATIONAL, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Line of credit; (Note 5)	$1,915,045	$5,795,552
Current portion of long-term debt	15,258	578,685
Accounts payable and accrued expenses	2,436,935	2,009,729
Short term notes payable; (Note 6)	2,935,191	2,745,000
Deferred revenue	34,430	74,450
Related party note payable; (Note 12)	98,999	110,831
TOTAL CURRENT LIABILITIES	7,435,858	11,314,247

LONG-TERM DEBT, net of current portion	1,834,111	1,769,154
DEFERRED TAXES	363,400	363,400
Total Liabilities	9,633,369	13,446,801

CONVERTIBLE PREFERRED STOCK, $0.001 par value, $100 stated value, 20,000,000 shares authorized.

SERIES A CONVERTIBLE PREFERRED STOCK, 19,000 shares issued and outstanding at September 30, 2007 and December 31, 2006, respectively	633,333	348,333

SERIES B CONVERTIBLE PREFERRED STOCK, 20,000 shares issued and outstanding at September 30, 2007 and December 31, 2006, respectively	-	1,248,806

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.001 par value, 200,000,000 shares authorized; 77,923,174 and 57,625,535 issued and outstanding at September 30, 2007 and December 31, 2006, respectively	77,923	57,625
SERIES B CONVERTIBLE PREFERRED STOCK, 20,000 shares issued and outstanding at September 30, 2007 and December 31, 2006, respectively	1,352,883	-
Additional paid in capital	59,076,236	50,829,255
Treasury stock, at cost, 1,145,382 shares in treasury as of September 30, 2007 and December 31, 2006, respectively	(423,869)	(423,869)
Accumulated deficit	(58,394,018)	(50,976,140)
Total Stockholders' Equity (Deficit)	1,689,155	(513,129)

Total Liabilities and Stockholders' Equity (Deficit)	$11,955,857	$14,530,811

#####

Conversion Services International, Inc.
100 Eagle Rock Avenue • East Hanover, NJ 07936
973.560.9400 • www.csiwhq.com